ACNTNASDAQ Midwest IDEAS Conference 2026 August 26, 2026

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable federal securities laws. All statements that are not historical facts are forward-looking statements. Forward looking statements can be identified through the use of words such as "estimate," "project," "intend," "expect," "believe," "should," "anticipate," "hope," "optimistic," "plan," "outlook," "should," "could," "may" and similar expressions. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions, including risks relating to the impact and spread of and the government’s response to pandemics; inability to weather an economic downturn; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs, including the impact of tariffs; raw material availability; financial stability of the Company’s customers; customer delays or difficulties in the production of products; loss of consumer or investor confidence; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; risks associated with acquisitions; environmental issues; negative or unexpected results from tax law changes; inability to comply with covenants and ratios required by the Company’s debt financing arrangements; and other risks detailed from time-to-time in Ascent Industries Co.'s Securities and Exchange Commission filings, including our Annual Report on Form 10-K, which filings are available from the SEC. Ascent Industries Co. assumes no obligation to update any forward-looking information included in this release. Non-GAAP Financial Information Financial statement information included in this earnings release includes non-GAAP (Generally Accepted Accounting Principles) measures and should be read along with the accompanying tables which provide a reconciliation of non-GAAP measures to GAAP measures. Adjusted EBITDA is a non-GAAP financial measure that the Company believes is useful to investors in evaluating its results to determine the value of a company. An item is excluded in the measure if its periodic value is inconsistent and sufficiently material that not identifying the item would render period comparability less meaningful to the reader or if including the item provides a clearer representation of normalized periodic earnings. The Company excludes in Adjusted EBITDA two categories of items: 1) Base EBITDA components, including: interest expense, income taxes, depreciation and amortization, and 2) Material transaction costs including: goodwill impairment, asset impairment, gain on lease modification, stock-based compensation, non-cash lease cost, acquisition costs and other fees, shelf registration costs, loss on extinguishment of debt, retention costs and restructuring & severance costs from net income. Management believes that these non-GAAP measures are useful because they are key measures used by our management team to evaluate our operating performance, generate future operating plans and make strategic decisions as well as allow readers to compare the financial results between periods. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Forward Looking Statement Safe Harbor and Non-GAAP Information 2

Kitchen, Kavalauskas, and many of their management team counterparts have previously worked together, a synergy that has had an undeniable impact on Ascent's operational and financial performance since assuming their roles in early 2024 CEO & CFO Have a Proven Track Record of Making Good Specialty Chemical Companies Great Bryan Kitchen President & Chief Executive Officer  Bryan joined Ascent in September 2023 to lead the specialty chemicals segment; promoted to president & CEO in February 2024  Prior to joining Ascent, Bryan led the stabilization, turnaround and successful sale of Clearon Corp to Solenis Previous experience: Ryan Kavalauskas Chief Financial Officer  Ryan joined Ascent as CFO in February 2024  Prior to joining Ascent, Ryan was the CFO at Clearon and played an instrumental role in the stabilization, turnaround and successful sale of Clearon Corp to Solenis Previous Experience: Built to deliver durable shareholder value. Led by those who’ve done it before, together.

After **75 years**, we are **going back to our roots** as a **Specialty Chemical Company**

1945 1964 1967 1980 1996 2003 2012 2013 2014 2016 2018 2019 2021 2022 2023 2024 2025 2026

Company Founded (1945)
Blackman Uhler Industries, Inc. was founded in 1945, marking the company's entry into the specialty chemical market.

Bristol Metals (1964)
Blackman Uhler Industries, Inc. acquired Bristol Metals, initiating the company's expansion into the stainless-steel industry and further diversifying its operations.

Synalloy Corporation (1967)
Blackman Uhler Industries Inc., changes name to Synalloy Corporation.

Initial Public Offering (1980)
Synalloy Corporation launched its initial public offering on the NASDAQ Stock Exchange, trading under the ticker symbol SYNL.

Manufacturers Chemicals (1996)
Synalloy Corporation acquires Manufacturers Chemicals, significantly expanding the company's footprint in the specialty chemicals sector and diversifying its product offering

Rite Industries (2003)
Synalloy Corporation combined its textile dyes business with Rite Industries to form a new subsidiary, Blackman Uhler Specialties.

Palmer of Texas Tanks (2012)
Synalloy Corporation acquired Palmer of Texas Tanks, a premier manufacturer of fiberglass and stainless storage tanks used primarily in the oil industry.

CRI Tolling (2013)
In line with its long-term commitment to the chemical industry, Synalloy Corporation acquired CRI Tolling, marking its first foray into specialty chemical custom manufacturing.

Specialty Pipe & Tube (2014)
Synalloy Corporation advanced its vertical integration and expanded its metals business by acquiring Specialty Pipe & Tube and the U.S. assets of Marcegaglia in 2014.

Marcegaglia USA (2016)
Further expanding its metal business, in 2016, Synalloy Corporation acquired the stainless-steel pipe and tube assets of Marcegaglia USA.

Marcegaglia USA (2018)
Synalloy Corporation made yet another acquisition acquiring the galvanized pipe and tube assets of Marcegaglia USA.

American Stainless Tubing, Inc. (2019)
Synalloy Corporation further diversified through the acquisition of American Stainless Tubing Inc., a leading manufacturer of ornamental stainless-steel tubing.

DanChem Technologies (2021)
Expanding on its presence in specialty chemicals custom manufacturing, Synalloy Corporation acquired DanChem Technologies in 2021 from Edgewater Capital Partners.

Ascent Industries Co. (2022)
Synalloy Corporation rebranded to Ascent Industries Co., trading on the NASDAQ Stock Exchange under the ticker symbol ACNT.

Divestiture of Specialty Pipe & Tube (2023)
Executing against its strategic plan, Ascent sold the business and related assets of Specialty Pipe & Tube to a Financial Sponsor.

Management Turnaround (2024)
Kitchen & Kavalauskas installed as CEO and CFO respectively; high-impact team was assembled to accelerate transformation and unlock shareholder value

Portfolio Optimization (2025)
Ascent sells substantially all operating assets associated with the Tubular segment

Midwest Graphic Supply (2026)
Ascent acquires Midwest Graphic Supply and Sigma Coatings, a specialty formulator of customized coatings for high-value packaging, food-service and other consumer applications

1945	**~200**	**230+**	**4**	**6**	**~95%**	**$74.9M**
Founded	Employees	Customers	Domestic Manufacturing Sites	Manufacturing Plants	Revenue Supported With Domestic Raw Materials	2025 Revenue

4

The Strategy Hasn’t Changed. The Evidence Has. What We Said Two Years Ago What The Busienss Is Now Showing Stabilize. Strengthen the foundation and improve operational performance. Record TTM Revenue. Highest in Company history since COVID. Optimize. Drive efficiency, eliminate waste and improve margins. Record TTM EBITDA. Highest in Company history since COVID. Scale. Grow through commercial execution and core technologies. Record Pipeline. Strongest in Company’s history. Allocate Capital. Invest in the highest return opportunities. MGS Ahead of Plan. Integration on track with accretive earnings impact. Build Earnings Power. Create a more profitable, resilient Ascent. Organic Growth Above Market. Outpacing specialty chemical market performance. Our strategy has remained remarkably consistent. The difference today is that the business is now producing the evidence we expected to see in the early innings of the transformation.

TTM Highlights 12.4% Outstanding Shares Repurchased Jan. 1, 2025 – June 30, 2026 First Acquisition Completed in Q22026 Accretive on Day-1; Integration Ahead of Plan % Based on OS as of 12/31/2024 $10M Growth Program Win in Q42025 for 2026 Impact PR dated 12/1/2025 PR dated 5/6/2026 Increase in TTM Adj. EBITDA TTM Increase / $8.2M100.2% Continuing Operations Performance Through Q32025 9.2 Increase in TTM Revenue TTM Increase / $7.0M Continuing Operations Performance Comparing TTM Q22026 vs Q12026 6 Increase in TTM Adj. EBITDA TTM Increase / $1.79M167.3% Continuing Operations Performance Comparing TTM Q22026 vs Q12026 $2.1M Annualized Cash Liberated via Munhall Lease Assignment PR dated 11/17/2025

Pure-Play Who We Are, What We Do & How We Operate Specialty Chemicals Company

Life Sciences Performance Materials HI&I Personal Care Agriculture CASE Water Treatment Oil & Gas Pulp & Paper Where We Participate We deliver tailored specialty- chemistry solutions at scale across an array of high-value segments Textiles

Our Strategy & Operating Model

OUTCOMES OVER EVERYTHING.

We're building a platform that solves real problems across the value chain, not just by providing products or capacity, but by offering a full suite of services: formulation development, reaction capabilities, blending, packaging, logistics, regulatory support and reliable delivery.

Chemicals -as-a- Service

It's not a tagline, it's a strategic roadmap.

WE WIN ACROSS THE

Moments that *Matter*

Moments where loyalty is earned, and retained:

- ***DISCOVERY & DEVELOPMENT***
- ***MANUFACTURING & FULFILLMENT***
- ***COMMERCIAL & CONTRACTING***
- ***SERVICE & LIFECYCLE SUPPORT***

Rapid Reformulation for Drilling Fluid Additive

Customized Product Development

CASE STUDY

PRODUCT SALES

Chemicals -as-a- Service

THE CHALLENGE

Unexpected supply disruption surfaced when a critical additive was discontinued. With no immediate replacement available, their drilling fluid system risked operational downtime and performance instability across active field operations.

THE PROCESS

1. Research Conducted
2. Product Development in Lab
3. Customer Lab Qualification
4. Customer Field Qualification
5. Supply Agreement Executed

WE DELIVERED

CUSTOM FORMULATION DEVELOPMENT

Developed and evaluated three tailored formulation options optimized for the customer's mud system, improving handling characteristics and blending compatibility.

ACCELERATE SAMPLE DELIVERY

Delivered qualified lab samples within three week, enabling rapid field evaluation.

PILOT & COMMERCIAL VALIDATION

Completed piloting and commercial validation of the selected formulation in just 30 days.

RAPID COMMERCIAL LAUNCH

Shipped the first commercial truckload within two months of the initial inquiry; qualified at (2) of Ascent's manufacturing sites

WE SECURED

Became a top 5 customer in 2025

+$7M Annualized Revenue Growth at Full Run-Rate

in **2 mos.** From Initial Inquiry to First Purchase Order

Accelerated Multi-Site Technology Transfer

Complex Portfolio Transition Under Supply Risk

CASE STUDY

CUSTOM MANUFACTURING

Chemicals -as-a- Service

THE CHALLENGE

A global leader lost reliable manufacturing across 10+ heritage products with incomplete technical documentation and minimal transition pathways, creating immediate business risk.

WE DELIVERED

RAPID CROSS-FUNCTION MOBILIZATION

Aligned R&D, Engineering, Operations, and Commercial teams immediately to stabilize supply under compressed timelines.

FORMULATION RECONSTRUCTION & VALIDATION

Rebuilt technical documentation, developed parallel formulation pathways, and executed accelerated lab and end-user testing.

CONCURRENT MULTI-SITE SCALE-UP

Executed parallel trial campaigns across VA and SC, advancing structured batch validation and SOP development to accelerate commercialization.

EXECUTION DISCIPLINE & SUPPLY RELIABILITY

Achieved 100% OTIF performance while shortening lead times and restoring predictable supply to end users.

MAIN EQUIPMENT USED

Multiple 4,000 Gal Reactors
REACTIONS & POLYMERIZATIONS

Overheads w/ Receivers
DISTILLATION

Multiple Heated Storage Tanks
STORAGE

WE SECURED

Will Become a Top 5 Customer in 2026

+$10M Annualized Revenue Growth at Full Run-Rate in **6 mos.** From Initial Inquiry to First Purchase Order

Chemicals -as-a- Service

Integrated Capabilities and Agile Business Models for ***Superior Customer Outcomes*** backed by 75 *Years of* ***Chemical Manufacturing Expertise***

	SOLUTIONS								BUSINESS MODEL			
	Primary Development	Formulation Customization	Scale-Up	Reaction & Drying	Blending, Milling & Dispersing	Warehousing	Logistics	Regulatory	Products	Toll Manufacturing	Custom Manufacturing	Buy, Build & Operate
ASCENT (CaaS Model)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Chemical Manufacturers	✓	✓	✓	✓				✓	✓			
Toll Manufacturers			✓	✓	✓					✓		
Custom Manufacturers		✓	✓	✓	✓			✓			✓	
Distributors					✓	✓	✓	✓	✓			

What We Do

Execute a customer-centric chemical supply chain model that fuses development, scale-up, manufacturing (small batch & continuous), compliance and distribution into a unified offering

How We Win

We connect with customers the way they want; when, where, and how they choose. We win across the Moments that Matter [Development, Contracting, Manufacturing & Fulfillment and Service]

45%55% Ample, underutilized capacity provides a capital-light, low-risk foundation for outsized growth Requiring minimal capital reinvestment to support growth (M USD) Danville, VA Fountain Inn, SC Cleveland, TN Within an asset base capable of supporting significant growth with minimal capital reinvestment $1.3 $1.6 $1.4 $1.7 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 13 U T I L I Z A T I O N A V A I L A B L E C A P A C I T Y

While filling the plants with better quality business that is more predictable and reliable Portfolio Defined, Refined & Rebranded Improving Business Quality 14 $(8.94) $(4.69) $(0.57) $0.72 2 0 2 3 2 0 2 4 2 0 2 5 T T M Adj. EBITDA Business Model (% of Revenue) 10% 27% 30% 33% 90% 73% 70% 67% 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 Product Sale Custom Mfg.

Driven by a ***Strong & Growing*** Selling Project Pipeline

Underwritten by customer needs

Designed entirely around the customer experience

Delivered through technical expertise; scaled with discipline



...Outcomes Over Everything

2025 Pipeline Conversion

100	2.87	18%
PROJECT COUNT	SALES CYCLE (MONTHS)*	CONVERSION RATE**

*Calculated from initial customer engagement to receipt of first purchase order

**Calculated as wins divided by all closed projects (won & lost)

By Business Model

33% PRODUCT SALES

67% CUSTOM MANUFACTURING

Growth With Current Customers

84% PROJECT WINS (REVENUE BASIS)

Growth With New Customers

16% PROJECT WINS (REVENUE BASIS)

QoQ Selling Project Pipeline Growth (M USD)


Q12025
Q22025
Q32025
Q42025
Q12026
Q22026
$140

143% CAGR

15

Impact Investor Friendly Priorities & Actions Capital Allocation

And *strong liquidity* to support *investor-friendly capital allocation* priorities

Every internal investment and acquisition is about accelerating progress, creating synergies that make sense, and delivering real, sustainable value. It's not only about size, it's about **outcomes that matter**, both strategically and operationally.

Our goal is simple: to align every move with our mission and ensure it drives ***maximum impact for our shareholders.***

$0	+	$33.4M *	+	~$30M	=	~$63.4M
DEBT		CASH		DEBT CAPACITY		CAPACITY TO INVEST

*Inclusive of Escrow



Ascent Chemicals

Repurchased 12.4% of Outstanding Shares Q12025-Q22026

% Based on OS as of 12/31/2024

Capital Allocation

1. **Fund high-ROIC organic growth (top priority).** We will underwrite projects where ROIC > WACC and where incremental FCF aligns with the DCF trajectory.
2. **Selective, discipline M&A.** Accretive on ROIC and FCF per share within a 3–5 year window; avoid growth that dilutes FCF/ROIC just to increase scale.
3. **Share repurchases as a flexible, valuation-sensitive tool.** Use when shares trade meaningfully below intrinsic value.

M&A Investment Focus

Active, but Disciplined

Financial Profile:	$5-150MM Revenue | $0-$25MM EBITDA
Investment Type:	Private or Publicly Held
Asset Types:	Specialty Chemicals Manufacturing, Distribution, Product Lines & Brands and Co-Packagers

Avoid growth that dilutes FCF/ROIC just to increase scale

17

First Acquisition by Current Management

Transaction **Overview**

Acquisition of **Midwest Graphic Sales & Sigma Coatings**

*A 40+ year family-owned innovator and specialty formulator of **customized coatings for high-value packaging, food-service, and consumer applications***

WHY THIS CREATES VALUE

Platform-Driven Growth Unlocks revenue expansion by scaling Midwest's offerings through Ascent's platform, capabilities, and customer reach

Improved Asset Utilization
Customized, customer- and application-specific products we can insource into underutilized assets, driving operating leverage and margin expansion

Strategic Fit (CaaS)
Direct alignment with our CaaS strategy; expands formulation capabilities, deepens CASE participation, and enables cross-portfolio cross-selling

Durable, Embedded Demand
Long-tenured customer relationships with high switching costs, supporting recurring revenue and earnings stability

Execution-Driven Upside
Value supported by current earnings, with incremental upside from strategic sourcing, vertical integration, and customer expansion, not required to justify the base case

Revenue & Innovation Continuity
Retention of key commercial leadership preserves customer relationships, pipeline, and product development - protecting and extending the growth trajectory

STRATEGIC OUTCOME

Converts underutilized capacity into margin while unlocking growth that was not achievable at Midwest's standalone scale

Transaction **Summary**

$14.00 MM
PURCHASE PRICE
Pre NWC-Adjustment

$1.05 MM 7.5%
ESCROW
HELD FOR 18 MONTHS

$12.95 MM 92.5%
CASH AT CLOSE
Pre NWC-Adjustment

PRIMARY SYNERGIES

INSOURCING
Absorb production into underutilized assets

STRATEGIC SOURCING
Leverage scale to improve raw material economics

COMMERCIAL EXPANSION
Cross-selling Ascent portfolio; unleash innovation & growth project pipeline

CUSTOMIZED COATINGS FOR HIGH-VALUE PACKAGING, FOOD-SERVICE, AND CONSUMER APPLICATIONS

Food Contact Products

Structural Integrity | FDA Compliant | Sustainability



Midwest's coatings for food-contact paper products provide **effective grease and water resistance**, preventing soak-through and maintaining structural integrity during use.

Additionally, these coatings are designed to **meet FDA compliance requirements**, ensuring safe use in direct food contact applications.

They are **engineered for efficient processing, enabling clean release from plate molds and supporting high-speed forming operations.**

Beverage Packaging

Package Integrity | Abrasion Resistance


WHITE CLAW
HARD SELTZER
WATERMELON

Midwest's coatings play a critical role in protecting beverage packaging that is routinely exposed to moisture from refrigeration, condensation, and handling.

These coatings create a durable barrier that **resists water intrusion,** helping maintain **package integrity and print quality** in demanding retail environments.

At the same time, they provide strong **abrasion resistance, minimizing scuffing and scratching** during transport, stocking, and consumer handling.

Printed Materials

Visual Impact | Surface Protection | Tactile Finishes



Midwest's coatings enhance the visual impact of printed materials by **improving gloss, color depth, and image clarity**, helping brands stand out on the shelf.

They also provide critical surface protection, **increasing resistance to scuffing, scratching, and handling** throughout distribution.

Tailored to deliver specific **tactile finishes, such as soft-touch or matte, elevating the overall quality and consumer experience.**

Playing Cards

Slip | Durability | Handling



Midwest's coatings are engineered for high-performance playing cards, including use in the **only cards approved for the World Series of Poker.**

These coatings deliver a precise **balance of slip and durability**, ensuring smooth handling, controlled shuffling, and long-term performance.

Critically, they provide **strong resistance to marking, scratching, and surface wear**, preserving game integrity and preventing any visual or tactile inconsistencies that could impact play.

20

Financial Overview $16.72 MM INTRINSIC VALUE $2.07 ADJ. EBITDA (2025A) 6.8x ENTRY MULTIPLE Entry Economics $1.05 MM ESCROW Held for 18 Months 7.5% $14.00 MM PURCHASE PRICE Transaction Summary $12.95 MM CASH AT CLOSE 92.5% Tr ansaction is Under wr itten By: Existing Earnings Quality Demonstrated Margin Profile Durable, Embedded Business Model 16% IRR EXTERNAL SPEND Zero Bankers; Minimal Outside Legal Counsel, limited Q0E. Excludes PPA work or tax work as part of post closing integration. $20K Est. 21 21 MM 2025 AMetric $10.8MMRevenue $2.68MMGross Profit 24.7%Gross Margin $2.07MMAdj. EBITDA 19.1%Adj. EBITDA Margin 2025 Unaudited Financials Pre NWC-Adjustment Pre NWC-Adjustment

Financial Performance

Midwest Graphic Sales & Sigma Coatings

Q2 2026 Actual (May & June)

Revenue	$	1,868,971
Gross Profit	$	481,225
Gross Margin		26%
Adj. EBITDA	$	257,769
Adj. EBITDA Margin		14%

Strong Start

- Accretive earnings
- 12-month record sales in June
- New customer won
- Price increases executed

Integration Scorecard

Executing to plan. Delivering early wins. Creating long-term value.

Focus Area	Status	Details & Progress
Customer Retention	🟢	• Customers retained • Broad price increases executed across the portfolio
Production Transfer	🟡	• Transfer of manufacturing to Ascent facilities on schedule; transition begins in Q4 2026 • On schedule; complex transition
Cost Synergies	🟢	• Identified cost synergy opportunities are tracking to plan
Back Office Integration	🟢	• Integration complete as of 6/30/2026 vs. 9/30/2026 commitment
Quality & Service	🟢	• Service levels maintained with no disruption
Selling Project Pipeline	🟢	• Seamless integration of commercial teams and systems. Pipeline is healthy and expanding

Executing the plan with discipline to capture the full value of this strategic acquisition while maintaining strong performance and customer focus

2026-2030 Durable Earnings-Growth The Path Forward

Simple and Clear EBITDA Drivers



Management Turnaround
- Structural cost savings with emphasis on strategic sourcing
- Aggressive management of controllable spend
- Discipline execution of overall equipment effectiveness (OEE)
- Optimization of work processes & tools

Organic Growth / Operating Leverage
- Enhanced commercial strategy to grow share of higher-margin products
- Increase plant utilization
- Improve fixed cost absorption

Inorganic Growth
- Searching for good businesses to make great
- Leverage market and operational experience to unlock growth
- Targeting $5-150M revenue and $0-$25M EBITDA



Completed & Achieved
4%
3%
8%
15%
Upside
2023 ADJ. EBITDA* %
Mgmt. Turnaround in 2024/2025
Organic Growth / Operating Leverage
2030 Continuing Operations ADJ. EBITDA
Inorganic Growth

* Adj. EBITDA represents the standalone Chemical segment excluding Corporate Overhead

24

Why Invest in Ascent? Portfolio Optimized Strategic clarity. Focus. Efficiency. Stabilized and Growth Ready Predictability. Confidence. Credibility. Reduced risk. Growth Capacity In-Place Optionality. Scale. Margin. Growth. Resilience. Near-Term Upside Undervalued, leverage multiple upside. Strong Balance Sheet Stability. Strategic firepower for earnings-accretive M&A. Under-covered & Under Valued Early discovery can drive outsized investment returns when larger pools of capital follow. ……the right people, proven together, trusted by each other, and aligned to win the next phase

Investor Relations investorrelations@ascentco.com

Appendix

Reconciliations of Non- GAAP Adjusted EBITDA Financials Consolidated EBITDA and Adjusted EBITDA from Continuing Operations: Specialty Chemicals EBITDA and Adjusted EBITDA: 28 Three Months Ended June 30, Six Months Ended June 30, ($ in thousands) 2026 2025 2026 2025 Net loss from continuing operations $ (21) $ (2,447) $ (2,001) $ (4,622) Adjustments: Interest expense (income), net (155) (15) (448) 99 Income taxes 90 (89) 204 80 Depreciation 877 893 1,737 1,870 Amortization 373 153 490 306 EBITDA 1,164 (1,505) (18) (2,267) Acquisition costs and other 176 31 177 268 Shelf registration costs — — 14 — Asset impairments — 1,622 — 1,622 Gain on lease modification — (544) — (544) Stock-based compensation 137 86 270 120 Non-cash lease expense (26) (25) (51) (1) Restructuring and severance cost — — 97 — Adjusted EBITDA $ 1,451 $ (335) $ 489 $ (802) % of sales 5.7% (1.8) % 1.1% 2.2 % Three Months Ended June 30, Six Months Ended June 30, ($ in thousands) 2026 2025 2026 2025 Net income (loss) $ 656 $ 1,499 $ (1,486) $ 2,237 Adjustments: Interest expense, net 13 15 25 32 Depreciation 835 878 1,652 1,840 Amortization 373 153 490 306 EBITDA 1,877 2,545 681 4,415 Acquisition costs and other — — — 92 Stock-based compensation 24 — 54 — Non-cash lease expense (15) (5) (30) 3 Restructuring and severance costs — — 38 — Specialty Chemicals Adjusted EBITDA $ 1,886 $ 2,540 $ 743 $ 4,510 % of segment sales 7.3% 13.6% 1.6% 12.4%